                                 Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Dale P. Jones and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign by name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 2nd day of December, 1993.


                                         /s/ Anne L. Armstrong
                                         -------------------------
                                         Anne L. Armstrong

                                 Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Dale P. Jones and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign by name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 2nd day of December, 1993.


                                         /s/ Robert W. Campbell
                                         -------------------------
                                         Robert W. Campbell

                                 Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Dale P. Jones and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign by name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 2nd day of December, 1993.


                                         /s/ Lord Clitheroe
                                         -------------------------
                                         Lord Clitheroe

                                 Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Dale P. Jones and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign by name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 2nd day of December, 1993.


                                         /s/Robert L. Crandall
                                         -------------------------
                                         Robert L. Crandall

                                 Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Dale P. Jones and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign by name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 7 day of December, 1993.


                                         /s/ W. R. Howell
                                         -------------------------
                                         W. R. Howell

                                 Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Dale P. Jones and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign by name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 2nd day of December, 1993.


                                         /s/ Dale P. Jones
                                         -------------------------
                                         Dale P. Jones

                                 Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Dale P. Jones and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign by name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 2nd day of December, 1993.


                                         /s/ C. J. Silas
                                         -------------------------
                                         C. J. Silas

                                 Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Dale P. Jones and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign by name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 3rd day of December, 1993.


                                         /s/ Roger T. Staubach
                                         -------------------------
                                         Roger T. Staubach

                                 Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Dale P. Jones and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign by name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 17th day of May, 1994.


                                         /s/ Richard J. Stegemeier
                                         -------------------------
                                         Richard J. Stegemeier

                                 Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Thomas H. Cruikshank, Dale P. Jones and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the 1993 Stock and Long-Term Incentive Plan of Halliburton Company, as amended and as the same may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign by name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 2nd day of December, 1993.


                                         /s/ E. L. Williamson
                                         -------------------------
                                         E. L. Williamson